================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HARRIS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ............

(2) Aggregate number of securities to which transaction applies: ...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ...............................

(4) Proposed maximum aggregate value of transaction: ...........................

(5) Total fee paid: ............................................................

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: ....................................................

(2) Form, Schedule or Registration Statement No.: ..............................

(3) Filing Party: ..............................................................

(4) Date Filed: ................................................................

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       NOTICE OF
       ANNUAL MEETING
       OF SHAREHOLDERS AND
       PROXY STATEMENT

               HARRIS

               PHILLIP W. FARMER
                   CHAIRMAN,
                 PRESIDENT AND
                CHIEF EXECUTIVE
                    OFFICER

                                                              September 16, 1997

               Dear Shareholder:

               You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Harris Corporation. The meeting will be held at the Melbourne Airport Hilton at Rialto Place in Melbourne, Florida on Friday, October 24, 1997, starting at 10:00 a.m., local time.

               The accompanying notice of the meeting and the proxy statement cover the formal business of the meeting, which includes the election of three directors for a three year term expiring in 2000, and the ratification of the appointment of auditors for the coming year.

               Following the business session, I will report on current operations and on our forward plans. Following these reports there will be an open discussion period during which your questions and comments will be welcome.

               The attendance of shareholders at our annual meetings has been helpful in maintaining communications and understanding. We hope you will be able to join us. Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

               Cordially,

               /s/ Phillip W. Farmer

               HARRIS CORPORATION  Melbourne, Florida 32919  407/727-9100

                               HARRIS CORPORATION
                            1025 WEST NASA BOULEVARD
                            MELBOURNE, FLORIDA 32919

                    Notice of Annual Meeting of Shareholders

TO THE HOLDERS OF COMMON STOCK OF
HARRIS CORPORATION:

     The 1997 Annual Meeting of the Shareholders of Harris Corporation will be held at the Melbourne Airport Hilton at Rialto Place, Airport Boulevard, Melbourne, Florida, on Friday, October 24, 1997, at 10:00 a.m. local time, for the following purposes:

1. To elect three directors;

2. To ratify the selection of independent auditors for fiscal 1998; and

3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on August 29, 1997 will be entitled to vote at the meeting and all adjournments thereof.

                                                  By order of the Board of
                                                  Directors
                                                  RICHARD L. BALLANTYNE
                                                  Secretary

Melbourne, Florida
September 16, 1997

--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

 TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND
   MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.
--------------------------------------------------------------------------------

                               HARRIS CORPORATION
                            1025 WEST NASA BOULEVARD
                            MELBOURNE, FLORIDA 32919

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                          to be held October 24, 1997

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Harris Corporation ("Harris" or the "Corporation"). A shareholder may revoke his proxy at any time prior to the time it is voted at the meeting by filing with the Secretary of the Corporation a written notice of revocation, by duly executing and delivering a subsequent proxy bearing a later date, or by attending the meeting and voting in person.

The record date for shareholders entitled to vote at the Annual Meeting is August 29, 1997. This Proxy Statement, the accompanying proxy and a copy of the Corporation's Annual Report to Shareholders for the fiscal year ended June 27, 1997, are being mailed to shareholders commencing on September 16, 1997.

The Corporation has only one class of outstanding shares, namely Common Stock, par value $1 per share, of which there were 39,881,758 shares outstanding on the record date and approximately 10,850 holders of record. Each share is entitled to one vote.

On August 23, 1997, the Board of Directors approved a two-for-one stock split to shareholders of record at the close of business on September 4, 1997. Each shareholder of record at the close of business on September 4, 1997 will receive one additional share for each share owned. The new share certificates will be distributed to shareholders on or around September 26, 1997. ALL INFORMATION IN THIS PROXY STATEMENT, INCLUDING SHARE NUMBERS, IS ON A PRE-SPLIT BASIS. The shares to be received in the stock split are not entitled to be voted at the Annual Meeting.

The shares represented by each valid proxy will be voted at the meeting or any adjournment thereof, and, if a choice is specified in the proxy, the shares will be voted in accordance with such specification. If no vote is specified, the shares will be voted for the election of the nominees named in this Proxy Statement and for the ratification of Ernst & Young LLP as the independent auditors for fiscal 1998. The election of directors requires a plurality of the votes cast. Withholding authority to vote for a particular nominee will not prevent that nominee from being elected. The affirmative vote of a majority of the shares present at the meeting is required to ratify the appointment of auditors. An abstention from voting on this matter will have the effect of a vote against the matter. With respect to shares held in brokerage accounts, shares which are not voted by the broker with respect to a particular matter will not be considered present and entitled to vote with respect to such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. If a quorum is present, these shares will not affect the determination of whether such matter is approved.

So far as the directors of the Corporation are aware, no matters will be presented to the meeting for action on the part of the shareholders other than those stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the proxy to vote the shares to which the proxy relates in accordance with their best judgment.

The cost of soliciting proxies will be borne by the Corporation. Officers and employees may, by letter, telephone, or in person, make additional requests for the return of proxies. The Corporation will reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses incurred in connection with such solicitation. The Corporation also has retained Georgeson & Company Inc. to aid in the solicitation of proxies at an estimated fee of $7,500 plus out-of-pocket expenses.

ELECTION OF DIRECTORS

The Restated Certificate of Incorporation of the Corporation classifies the Board of Directors into three classes with three year terms of office ending in different years. This year, the terms of Ralph D. DeNunzio, Joseph L. Dionne and Alexander B. Trowbridge expire at the Annual Meeting of Shareholders and each of them has been nominated for a new three year term expiring at the Annual Meeting of Shareholders in 2000. In accordance with the Restated Certificate of Incorporation, a director shall hold office until the Annual Meeting of Shareholders for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Vacancies may be filled by the remaining directors.

The authorized number of directors is presently fixed at nine. From time to time, the Board considers potential candidates, and as an appropriate candidate is identified the Board will consider increasing the authorized number of directors. The terms of the continuing directors will expire at subsequent Annual Meetings of Shareholders.

The persons named in the accompanying proxy will vote in favor of electing the nominees to serve for the terms identified above, unless otherwise specified in the proxy. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors.

None of the incumbent directors, including each of the nominees, is related to any other nominee or director or to any executive officer of the Corporation or its subsidiaries by blood, marriage or adoption.

Biographical summaries of the nominees and of the continuing directors appear on the following pages and data with respect to the number of shares of the Corporation's Common Stock beneficially owned by them as of July 31, 1997 is set forth in the table at page 11.

                               Board of Directors

PHILLIP W. FARMER
Term Expiring 1998

[PHOTOGRAPH OF PHILLIP W. FARMER]

Mr. Farmer, 59, is chairman of the board, president and chief executive officer of the Corporation. He joined Harris in 1982 as vice president-general manager of the Government Support Systems Division, was named vice president-Palm Bay Operations, Electronic Systems Sector in 1986, and senior vice president-sector executive in 1988. He was elected president of the Electronic Systems Sector in 1989, executive vice president of the Corporation in 1991, president and chief operating officer of the Corporation in 1993 and chairman of the board and chief executive officer in 1995. Mr. Farmer was elected to the Harris Board in 1993 and is a member of the Executive and Finance Committee and the Investment Committee for the Harris Retirement Plans. Prior to his employment with the Corporation, Mr. Farmer held various management and technical positions with General Electric for twenty years. He serves on the board of governors of the Aerospace Industries Association. He is also a member of The Business Roundtable and a trustee of the Florida Institute of Technology.


ROBERT CIZIK
Term Expiring 1999

[PHOTOGRAPH OF ROBERT CIZIK]

Mr. Cizik, 66, is a former chairman of the board and chief executive officer of Cooper Industries, Inc., a diversified manufacturing company. He joined Cooper Industries in 1961, and after a series of management positions, was elected president and chief operating officer in 1973, chief executive officer in 1975, chairman of the board in 1983 and retired in 1996. Mr. Cizik was elected to the Harris Board in 1988 and is chairman of the Audit Committee and is a member of the Ethics Committee and the Executive and Finance Committee. He is a director of Air Products and Chemicals, Inc., Temple-Inland, Inc. and Easco, Inc. where he also serves as non-executive chairman of the board.

LESTER E. COLEMAN
Term Expiring 1998

[PHOTOGRAPH OF LESTER E. COLEMAN]

Dr. Coleman, 66, is the retired chairman of the board and chief executive officer of the Lubrizol Corporation, a diversified specialty chemical company. Dr. Coleman joined Lubrizol in 1955 as a research chemist. He was elected a director of Lubrizol in 1974, became president in 1976, chief executive officer in 1978 and chairman of the board in 1982. He retired from Lubrizol in 1996. Dr. Coleman was elected to the Harris Board in 1985 and is a member of the Audit Committee and the Management Development and Compensation Committee and is chairman of the Ethics Committee. He is a director of Lubrizol Corporation,

Norfolk Southern Corporation and S. C. Johnson & Son, Inc.

ALFRED C. DECRANE, JR.
Term Expiring 1998

[PHOTOGRAPH OF ALFRED C. DECRANE, JR.]

Mr. DeCrane, 66, is the retired chairman of the board and chief executive officer of Texaco Inc. He joined Texaco in 1959, became president in 1983, chairman of the board in 1987 and was elected to the additional position of chief executive officer in 1993. Mr. DeCrane was elected to the Harris Board in 1996 and is a member of the Audit Committee, the Corporate Governance Committee and the Ethics Committee. Mr. DeCrane is a director of CIGNA Corporation and CPC International Inc. and is a member of the Morgan Stanley International Advisory Board. He also serves as a trustee of the Committee for Economic Development, trustee and vice chairman of The Conference Board and as a member of the Board of Trustees of the University of Notre Dame.

RALPH D. DENUNZIO
Nominee for
Term Expiring 2000

[PHOTOGRAPH OF RALPH D. DENUNZIO]


Mr. DeNunzio, 65, is former chairman of the board and chief executive officer of the investment banking firm of Kidder, Peabody & Co. Incorporated. Following his retirement from Kidder, Peabody & Co. Incorporated in 1987, he became president of Harbor Point Associates, Inc., a private investment and consulting firm in New York City. Mr. DeNunzio served as chairman of the Board of Governors of the New York Stock Exchange from 1971 to 1972 and as vice chairman from 1969 to 1971. He also served as chairman of the Securities Industry Association for the year 1981. Mr. DeNunzio was elected to the Harris Board in 1973 and is a member of the Executive and Finance Committee, the Investment Committee for the Harris Retirement Plans and the Ethics Committee and is chairman of the Management Development and Compensation Committee. He is a director of AMP Incorporated, Federal Express Corporation and NIKE, Inc.


JOSEPH L. DIONNE
Nominee for
Term Expiring 2000

[PHOTOGRAPH OF JOSEPH L. DIONNE]


Mr. Dionne, 64, is chairman of the board and chief executive officer of The McGraw-Hill Companies, Inc., a publishing and information company. He joined McGraw-Hill as vice president of its book company in 1967, and after a series of management positions, was elected president and chief operating officer in 1981, president and chief executive officer in 1983, and chairman of the board and chief executive officer in 1988. Mr. Dionne was elected to the Harris Board in 1989 and is chairman of the Corporate Governance Committee, and is a member of the Ethics Committee, the Executive and Finance Committee and the Management Development and Compensation Committee. He is a director of The Equitable Life Assurance Society of the United States, The Equitable Companies, Inc., and Ryder System, Inc. Mr. Dionne is a member of the board of trustees of Hofstra University. He is currently chairman of the board of The United Way of Tri-State and of the Council for Aid to Education.

JOHN T. HARTLEY
Term Expiring 1999

[PHOTOGRAPH OF JOHN T. HARTLEY]

Mr. Hartley, 67, is the retired chairman of the board and chief executive officer of the Corporation. He is the chairman of the Executive and Finance Committee and the Investment Committee for the Harris Retirement Plans, and is a member of the Ethics Committee. He joined Radiation Incorporated in 1956 as a research engineer after serving one year as a member of the faculty of Auburn University. He was appointed a vice president of Radiation in 1961. In 1968, a year after the merger of Radiation with Harris, he was named vice president-general manager of the Electronic Systems division. He was elected vice president-group executive of Harris in 1971, executive vice president and a director in 1976, president and principal operating officer in 1978, president and chief operating officer in 1982, chief executive officer in 1986 and chairman of the board in 1987. Mr. Hartley is a director of The Equitable Companies, Inc., The Equitable Life Assurance Society of the United States, and The McGraw-Hill Companies, Inc. He is also a director of the National Association of Manufacturers and serves as the chairman of the Board of Trustees of the Florida Institute of Technology. Mr. Hartley is a former member of the President's National Security Telecommunications Advisory Committee and the Defense Policy Advisory Committee on Trade.


KAREN KATEN
Term Expiring 1999

[PHOTOGRAPH OF KAREN KATEN]


Ms. Katen, 48, is president of the Pfizer U.S. Pharmaceuticals Group, executive vice president of the global Pfizer Pharmaceuticals Group, corporate vice president and a member of the Corporate Management Committee of Pfizer, Inc. Ms. Katen joined Pfizer in 1974, following receipt of BA and MBA degrees from the University of Chicago and held various management positions in the Roerig and Pfizer Labs divisions. She was elected a corporate vice president in 1992, executive vice president of the U.S. Pharmaceuticals Group in 1993 and president in 1995. Ms. Katen was elected to the Harris Board in 1994 and is a member of the Corporate Governance Committee, the Management Development and Compensation Committee, and the Ethics Committee. She is vice chairman of the board of the National Pharmaceutical Council, and she is a member of the Pharmaceutical Research and Manufacturers Association of America, the board of the American Bureau for Medical Advancement in China, Inc., and the boards of the YMCA of Greater New York and the United Way of Tri-State. Ms. Katen is also a council member of the graduate School of Business at the University of Chicago.

ALEXANDER B.
TROWBRIDGE
Nominee for
Term Expiring 2000

[PHOTOGRAPH OF ALEXANDER B. TROWBRIDGE]

Mr. Trowbridge, 67, is a past president of the National Association of Manufacturers, in which capacity he served for ten years. He was vice chairman of Allied Chemical Corporation (now Allied-Signal Corporation) from 1976 to 1980, president of The Conference Board Inc. from 1970 to 1976, and president of the American Management Association from 1968 to 1970. He was Secretary of Commerce from 1967 to 1968. Mr. Trowbridge was elected to the Harris Board in January 1990 and is a member of the Audit Committee, the Investment Committee for the Harris Retirement Plans and the Ethics Committee. He is a director of New England Mutual Life Insurance Company, Waste Management Inc., The Rouse Company, The Sun Company, Inc., Sun Resorts International, The Gillette Company,
E. M. Warburg Pincus Counsellors Funds and ICOS Corporation. He also serves as a trustee of Phillips Academy and is a member of the Council on Foreign Relations.

                               ------------------

INFORMATION ON BOARD OF DIRECTORS AND COMMITTEES

MEETINGS AND ATTENDANCE

During the year, there were six meetings of the Board of Directors and eighteen meetings of the standing committees of the Board. All directors attended more than 75 percent of the aggregate of all meetings of the Board and of the Board committees on which they served, except for Dr. Coleman who attended one meeting less than 75 percent.

COMMITTEES OF THE BOARD

The Board has established six standing committees to assist in the discharge of its responsibilities. The principal functions of each committee are described below.

The Audit Committee assists the Board in ensuring that the Corporation's financial, auditing and reporting practices, procedures and controls are within acceptable limits of sound practice and in accordance with applicable laws and regulations. The Committee meets periodically with the independent auditors, together with representatives of management, as appropriate, for the purpose of reviewing the scope and results of the annual audit of the financial statements and the recommendations of the auditors. The Committee also reviews the nature and extent of non-audit professional services performed by the auditors and annually recommends to the Board of Directors the firm of independent public accountants to be selected as auditors of the Corporation. The Committee held three meetings during the past fiscal year. The members of the Audit Committee are Messrs. Cizik (Chairman), Coleman, DeCrane and Trowbridge.

The Management Development and Compensation Committee (formerly the Management Development and Nominating Committee) reviews and evaluates plans for the development, training and utilization of the Corporation's management resources; reviews the Corporation's compensation philosophy and establishes the compensation of officers of the Corporation other than the chief executive officer and president, whose compensation is approved by all the outside directors; and administers the Corporation's stock incentive and stock based compensation plans. The Committee held three meetings during the past fiscal year. The members of the Management Development and Compensation Committee are Messrs. Coleman, DeNunzio (Chairman) and Dionne and Ms. Katen.

The Corporate Governance Committee, which was established during fiscal 1997, evaluates and recommends director nominees to the Board of Directors to fill vacancies and to be elected at the annual meeting of the shareholders; recommends directors' compensation and benefit plans to the Board; recommends committees of the Board and committee members; sets meeting schedules for the Board of Directors and recommends meeting schedules for the committees; and facilitates the Board's evaluation of its effectiveness. The Corporate Governance Committee considers suggestions for director nominees from all sources, including shareholders. Any shareholder suggestion, together with an appropriate biographical summary, should be sent to the Secretary of the Corporation. In addition, the By-Laws of the Corporation establish certain requirements concerning shareholder nominations for election of directors, including that notice of such nominations be delivered to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the date of the meeting. Each notice of nomination is required to contain the name and address of the shareholder who intends to make the nomination; the name, address and written consent of the nominee and such other nominee information as would be required to be disclosed in a proxy solicitation. The Committee held three meetings during the past fiscal year. The members of the Corporate Governance Committee are Messrs. DeCrane and Dionne (Chairman) and Ms. Katen.

The Executive and Finance Committee is authorized to evaluate and review the Corporation's financial position, capital structure, significant capital asset transactions, major acquisitions and divestitures, and during the intervals between the meetings of the Board of Directors, to the extent permitted by law, to exercise all of the powers of the Board (except for certain matters reserved for the Board) in the management of the business of the Corporation. The Committee held three meetings during the past fiscal year. The members of the Executive and Finance Committee are Messrs. Cizik, DeNunzio, Dionne, Farmer and Hartley (Chairman).

The Investment Committee for the Harris Corporation Retirement Plans oversees the financial administration and operation of the Corporation's various retirement and pension plans, including the selection and review of the performance of the investment funds and the independent investment advisors for the plans. The Committee held four meetings during the past fiscal year. The members of the Investment Committee for the Harris Corporation Retirement Plans are Messrs. DeNunzio, Farmer, Hartley (Chairman) and Trowbridge.

The Ethics Committee reviews and oversees the Corporation's continuing program relating to standards of business conduct, sound business practices and legal requirements in connection with the Corporation's business. The Committee held two meetings during the past fiscal year. The Ethics Committee is comprised of all the outside Directors. Dr. Coleman is the Chairman.

DIRECTORS' COMPENSATION

Non-employee directors receive an annual retainer fee of $26,500. In addition, non-employee directors who serve on the standing committees receive an additional annual fee of $1,500 for their services on each committee, plus $1,000 if serving as chairman of a committee.

Each non-employee director receives $1,200 for attendance at each Board meeting plus $800 for attendance at each committee meeting and for attendance at any other meeting devoted to the affairs of the Corporation. Each non-employee director is also reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. In addition, each non-employee director is provided travel, accident and disability insurance in the event that the director is involved in an accident while traveling on business relating to the Corporation.

Under the Corporation's Stock Incentive Plan as currently in effect, non-employee directors are automatically granted an option to purchase 1,000 shares of the Corporation's Common Stock on the date of each Annual Meeting. The options are non-statutory options for tax purposes and are priced at 100% of the fair market value on the date of grant. Fifty percent of the option shares become exercisable on the first anniversary of the date of grant and twenty-five percent on each of the next two succeeding anniversary dates; however, any options outstanding for more than one year at the time a change in control of the Corporation occurs become immediately exercisable. In the event of a director's retirement, vested options may be exercised for three years thereafter, and, in the event of a director's death, options then exercisable may be exercised for twelve months thereafter. In no event may such options be exercisable more than ten years after the date of grant. Neither the Board nor any committee of the Board has any discretion with respect to options granted to non-employee directors.

Under the Corporation's Directors Retirement Plan, each non-employee director who has served at least five years as a director is eligible to receive benefits under the Plan. The Plan provides for annual retirement and disability benefits for each eligible director of the Corporation in an amount equal to fifty percent of the annual retainer fee at retirement or disability, as the case may be, plus an additional ten percent for each year of service on the Board in excess of five years, up to one hundred percent of the retainer. Such benefits are payable upon the later of retirement or attainment of age 65, or in the event of disability and cease in the month following death unless a joint survivor election was previously made. In the event of a change in control, a retired director who is a beneficiary under the Plan will be paid a lump sum payment equal to the actuarial equivalent of the retirement benefit and a director who is not then a Plan beneficiary shall become a beneficiary upon the later of completion of one year of service or the date of a change in control. If due to a change in control, a director has not completed five years of service, the actuarial equivalent of the benefit will be reduced pro rata based on actual years of service.

Under the Corporation's 1997 Directors' Deferred Compensation Plan, which replaced an existing plan, each non-employee director may elect to defer all or a portion of such director's fees. Such deferred amounts may be invested in investment alternatives similar to the investment alternatives available under the Corporation's Retirement Plan. The Plan also permits directors to invest all or a portion of such deferred fees into a Harris Stock Equivalents Fund, pursuant to which a director's account is credited with a number of units of Harris Stock Equivalents based upon the fair market value of the Corporation's Common Stock on the last day of the calendar month in which the fees are deferred. Amounts deferred under this Plan shall, at a director's election, be payable to the director in either a lump sum cash payment on a date within five years of resignation or retirement or in annual payments over a designated number of years provided the amounts are fully paid within ten years of resignation or retirement.

The Corporation makes available to non-employee directors tax preparation and estate planning services of up to $5,000 per annum. Directors can also participate in a matching gift program, where contributions to eligible educational institutions and charitable organizations are matched on a one-for-one basis up to an annual maximum of $10,000 per director.

It is the Corporation's policy that directors retire from the Board effective at the end of the month in which they reach age seventy-two. In addition, a director is expected to automatically tender his or her resignation in the event of retirement or other significant change in status from the position held at the time of election to the Board, although the Board may opt to have such director continue to serve on the Board.

                               ------------------

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The rules of the Securities and Exchange Commission require disclosure regarding any person known to the Corporation to be a beneficial owner of more than five percent of the Corporation's Common Stock. The Corporation knows of no person who, or group which, owns more than five percent of its Common Stock as of July 31, 1997.

The following table shows the beneficial ownership of the Corporation's Common Stock as of July 31, 1997 (except for Mr. Numann whose ownership is as of June 30, 1997), for each director, including the nominees for election at the Annual Meeting, each of the executive officers named in the Summary Compensation Table and the directors and all executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities.

                                                                           NUMBER OF
                                                                             SHARES
                                                                          BENEFICIALLY
NAME                                                                       OWNED (1)
--------------------------------------------------------------------------------------
Wesley E. Cantrell (2)..................................................      79,570
Robert Cizik (3)........................................................       5,750
Lester E. Coleman (3)(4)................................................       5,750
Alfred C. DeCrane, Jr...................................................       1,021
Ralph D. DeNunzio (3)...................................................       7,750
Joseph L. Dionne (3)....................................................       4,993
Phillip W. Farmer (2)...................................................     162,035
John C. Garrett (2).....................................................      46,765
John T. Hartley (3)(4)..................................................      58,990
Karen Katen (3).........................................................       3,000
Guy W. Numann (2).......................................................      83,902
Bryan R. Roub (2).......................................................      59,720
Alexander B. Trowbridge (3).............................................       4,950
Directors and Executive Officers as a group (5).........................     609,673

                                ---------------

(1) No individual director, nominee for director or named executive officer beneficially owns 1% or more of the Corporation's outstanding Common Stock. The directors and executive officers as a group beneficially own 1.53% of the Corporation's outstanding Common Stock.

(2) The shares reported include (i)performance shares awarded under the Corporation's Stock Incentive Plan for which the performance period has not expired and as to which the named individuals have sole voting power but no investment power, as follows: Mr. Farmer -- 55,000 shares; Mr. Cantrell -- 10,000 shares; Mr. Garrett -- 20,000 shares; Mr. Numann -- 17,166 shares; and Mr. Roub -- 18,500 shares; and (ii) shares underlying stock options granted under the Corporation's Stock Incentive Plan, or its predecessor, the Stock Option Plan for Key Employees, which are exercisable within 60 days of July 31, 1997, as follows: Mr. Farmer -- 67,500 shares; Mr. Cantrell -- 48,542 shares; Mr. Garrett -- 17,591 shares; Mr. Numann -- 9,043 shares; and Mr. Roub -- 15,892 shares.

                                       11

(3) The shares reported include shares underlying stock options granted under the Corporation's Stock Incentive Plan, which are exercisable within 60 days of July 31, 1997, as follows: Mr. Cizik -- 4,750 shares; Dr. Coleman -- 4,250 shares; Mr. DeNunzio -- 4,750 shares; Mr. Dionne -- 4,750 shares; Mr. Hartley -- 19,186 shares; Ms. Katen -- 500 shares; and Mr. Trowbridge -- 3,250 shares.

(4) The shares reported do not include shares owned by family members as follows: Dr. Coleman -- 300 shares; and Mr. Hartley -- 1,000 shares. Dr. Coleman and Mr. Hartley disclaim beneficial ownership of such shares.

(5) The shares reported as owned by the directors and all executive officers as a group include (i) 158,234 performance shares awarded to the executive officers under the Corporation's Stock Incentive Plan for which the performance period has not expired and as to which the executive officers have sole voting power but no investment power; and (ii) 228,199 shares underlying stock options granted under the Corporation's Stock Incentive Plan, or its predecessor, the Stock Option Plan for Key Employees, which are exercisable within 60 days of July 31, 1997. The shares reported do not include 1,300 shares owned by family members, for which such directors and executive officers disclaim beneficial ownership.


MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

The Management Development and Compensation Committee, which is comprised of non-employee directors, approves the Corporation's compensation philosophy and the compensation, perquisites and other benefits of the Corporation's executive officers under salary, incentive and other plans authorized by the Board of Directors or the Corporation's shareholders. In addition, the Committee recommends for consideration and approval by all of the non-employee directors the compensation for the Chief Executive Officer.

Compensation Philosophy

The Corporation's executive compensation philosophy is designed to meet the needs of the Corporation, its executives and its shareholders. The executive compensation program is structured to:

     - closely link compensation to the individual's performance and the Corporation's financial results;

     - align the interests of the Corporation's executives and its shareholders by emphasizing both the short term and strategic focus of the Corporation's businesses and by facilitating management stock ownership; and

     - enable the Corporation to attract and retain a world class management team.

This philosophy applies to all management employees of the Corporation including the executive officers named in the Summary Compensation Table. The Corporation's executive compensation program is composed of: (i) an annual cash component, consisting of salary and an incentive based on the financial performance of: a Sector or Division in the case of Sector and Division management, respectively; a Sector and the Corporation in the case of the Sector Presidents; and the Corporation in the case of the other Corporate officers; and
(ii) a long-term incentive component, consisting of stock options and per-formance shares. Mr. Cantrell participates in the Lanier Key Contributor Bonus Plan and the Harris Stock Incentive Plan.

The Corporation utilizes a formal system for evaluating executive performance. Executive annual cash compensation consisting of base pay and an annual incentive award opportunity is determined by reference to: external industrial surveys of compensation of executives in similar positions; past individual performance and experience in the position; proxy statement compensation analyses; and scope of responsibility. The payouts for annual incentive awards are based upon the degree of achievement of the net income target of the executive's business unit which is established at the start of the year as part of the Corporation's strategic planning process. Similarly, executive long-term compensation payouts in the form of performance shares or cash are also tied to the degree of attainment of financial and operating goals and objectives outlined in the strategic planning process.

The Corporation's executive compensation program is designed to ensure that executive pay remains competitive with pay for comparable jobs, responsibilities and performance in leading industrial companies. The Corporation periodically retains outside compensation and benefit consultants to review the Corporation's executive compensation programs.

Total Annual Compensation

Annual cash compensation consists of a fixed salary and an opportunity for a variable performance incentive. The Corporation's Annual Incentive Plan, which was approved by the shareholders of the Corporation at the 1995 Annual Meeting, provides for payment of a specified amount based upon achievement of specific financial objectives. Performance is measured as a percent of attainment against these objectives. Payments may not exceed 200% of the designated amount. The percentage of total annual pay attributable to incentive compensation increases proportionately with the executive's level of management responsibility. For the executive officers named in the Summary Compensation Table, planned incentive compensation ranged from 48% to 57% of total annual compensation for fiscal 1997.

Long-Term Compensation

The Corporation's Stock Incentive Plan, which was initially approved by the shareholders at the 1990 Annual Meeting and which was subsequently amended and approved by the shareholders of the Corporation at the 1995 Annual Meeting, aligns executive interests and shareholder interests. The Plan permits the granting of any or all of the following types of awards: (1) performance shares (or units) conditioned upon meeting performance criteria, (2) restricted stock (or units), (3) stock options, including incentive stock options, (4) stock appreciation rights, independent of or in tandem with stock options, and (5) other awards valued in whole or in part by reference to, or otherwise based on, the Corporation's Common Stock.

The Committee believes that through the use of stock incentives the interests of the Corporation's executives are directly related to enhancing shareholder value. To date, the Committee has granted only performance share awards and stock options. With respect to performance share awards, the Committee determines the applicable performance criteria utilizing the Corporation's strategic planning process and a period of time (generally, three fiscal years) during which the Corporation's performance is to be measured. The Committee assigns each participant a number of performance shares and establishes a means for computing the number of performance shares that can be earned during the period based on: the performance of a Sector or Division in the case of Sector and Division management, respectively; of a Sector and the Corporation in the case of the Sector Presidents; and of the Corporation in the case of other Corporate officers. For fiscal 1997, participant payouts ranged from zero to 150% of the assigned performance share award. Performance shares are valued in direct relation to the market value of the equivalent number of shares of the Corporation's Common Stock. Stock options are granted at fair market value as of the grant date, vest over three years, and have a term of not greater than ten years. Stock options provide value to the executives only when the price of the Corporation's Common Stock increases above the option grant price.

Grants made to the executive officers under the Corporation's Stock Incentive Plan and Annual Incentive Plan comply with the requirements of Internal Revenue Code Section 162(m) relating to the tax deductibility of certain compensation exceeding $1,000,000 for executive officers named in the Summary Compensation Table. In any year, however, the Board or the Committee may determine in light of all applicable circumstances that it would be in the best interests of the Corporation for compensation to be paid under such plans or otherwise in a manner that would not qualify such compensation as performance based under
Section 162(m).

Chief Executive Officer Compensation

In determining Mr. Farmer's base salary, incentive compensation and performance share award for fiscal 1997, the Committee considered both the Corporation's performance and Mr. Farmer's individual performance by the same measures described above for determining executive officer compensation.

Under the Corporation's Annual Incentive Plan, Mr. Farmer received annual incentive compensation for fiscal 1997 based upon 104.91% achievement of the Corporation's net income target for the year. Mr. Farmer's long-term incentive compensation was based upon aggregate earnings per share performance compared with the aggregate earnings per share target established for the three year period commencing July 1, 1994 and ending June 27, 1997. Based upon the performance of the Corporation and the payout formula recommended by the Committee, the Board of Directors authorized a payout of 27,500 shares for Mr. Farmer for the three year period commencing July 1, 1994 and ended June 27, 1997.

               Ralph D. DeNunzio, Chairman
               Lester E. Coleman
               Joseph L. Dionne
               Karen Katen

PERFORMANCE GRAPH

The graph below compares the performance of the Corporation with the performance of the Standard and Poor's ("S&P") 500 Composite Index and the S&P High Technology Composite Index. The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on June 30, 1992 in the Corporation and each of the indices.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              AMONG S&P 500, S&P HIGH TECH AND HARRIS CORPORATION

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)           S&P 500      S&P HIGH TECH      HARRIS
1992                                   100             100             100
1993                                   114             117             145
1994                                   115             127             170
1995                                   145             206             206
1996                                   183             245             249
1997                                   247             373             365

SUMMARY COMPENSATION TABLE

The table below sets forth annual and long-term compensation for services to the Corporation for the fiscal years ended June 27, 1997, June 30, 1996 and June 30, 1995 for those executives who, as of June 27, 1997 were (i) Chief Executive Officer and (ii) the other four most highly compensated executives of the Corporation.

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                    -------------------------
                                                                                      AWARDS
                                                                                    ----------
                                                ANNUAL COMPENSATION                 SECURITIES      PAYOUTS
                                     ------------------------------------------     UNDERLYING     ----------
                                                                 OTHER ANNUAL        OPTIONS/         LTIP           ALL OTHER
        NAME AND                                                COMPENSATION(1)        SARS        PAYOUTS(2)     COMPENSATION(4)
   PRINCIPAL POSITION       YEAR     SALARY($)     BONUS($)           ($)               #             ($)               ($)
---------------------------------------------------------------------------------------------------------------------------------
P. W. Farmer                1997      591,667      658,920           83,600           32,869       2,411,406          181,435
  Chairman, President       1996      533,333      507,700           81,600           31,880       1,220,000          171,576
  and Chief Executive       1995      441,667      407,775           80,662                0         774,375          126,880
  Officer

W.E. Cantrell               1997      300,000      403,100           15,200           12,994         302,500 (3)       25,411
  President -- Lanier       1996      297,462      372,960            6,800           15,203         225,000 (3)        9,414
  Worldwide                 1995      283,077      358,750                0            8,000         132,000 (3)        7,677

J.C. Garrett                1997      296,667      251,887           30,400           16,000         894,413           84,771
  President --              1996      277,500      235,761           34,000           10,000         610,000           89,893
  Semiconductor Sector      1995      262,500      304,810           24,800                0               0           79,599

G.W. Numann                 1997      296,667      256,980           38,760           11,577         939,133           97,679
  President --              1996      277,500      276,293           35,360           14,902         742,980           98,939
  Communications            1995      262,500      300,196           43,591                0         542,063           88,341
  Sector*

B.R. Roub                   1997      277,500      285,532           28,120           11,098         868,106           87,222
  Senior Vice President     1996      263,333      253,850           30,600           16,623         549,000           84,717
  and Chief Financial       1995      253,333      260,976           38,068            6,467         464,625           74,578
  Officer

                                ---------------

* Mr. Numann retired from the Corporation on July 1, 1997.

(1) None of the executive officers named in the Summary Compensation Table received personal benefits in excess of the lesser of $50,000 or 10% of annual salary and bonus for fiscal 1997, 1996 or 1995. The amounts reported represent dividend equivalent payments on outstanding performance shares granted under the Stock Incentive Plan for which the performance period had not expired.

(2) The value of the performance shares earned for the three year period ended June 27, 1997 (Mr. Farmer -- 27,500; Mr. Garrett -- 10,200; Mr. Numann --
    10,710; and Mr. Roub -- 9,900 shares) is based upon the closing price of the Corporation's Common Stock on June 27, 1997. The value of performance shares earned for the three year period ended June 30, 1996 (Mr. Farmer -- 20,000; Mr. Numann -- 12,180; Mr. Garrett -- 10,000; and Mr. Roub -- 9,000) is based upon the closing price of the Corporation's Common Stock on June 30, 1996. The value of the performance shares earned for the three year period ended June 30, 1995 (Mr. Farmer -- 15,000; Mr. Numann -- 10,500; and Mr. Roub --
    9,000) is based upon the closing price of the Corporation's Common Stock on June 30, 1995.

    As of June 27, 1997, the aggregate number and value of performance shares awarded under the Corporation's Stock Incentive Plan for which the performance period had not expired is as follows: Mr. Farmer -- 30,000 shares, with a value of $2,630,625; Mr. Cantrell -- 10,000 shares, with a value of $876,875; Mr. Garrett -- 10,000 shares, with a value of $876,875; Mr. Numann -- 6,666 shares, with a value of $584,525; and Mr. Roub -- 9,500 shares, with a value of $833,031. The value of the aggregate unearned performance shares is based upon the $87.69 closing price of the Corporation's Common Stock on June 27, 1997.

(3) Mr. Cantrell's payouts were made pursuant to grants under the Lanier Worldwide, Inc. Long Term Incentive Plan For Key Employees. The payments reflected in the table for fiscal 1997, 1996 and 1995 are for performance during the three year performance periods ended June 27, 1997, June 30, 1996 and June 30, 1995, respectively.

(4) Amounts reported include:

     (i) Contributions to the Harris Corporation Retirement Plan for fiscal 1997: Mr. Farmer -- $12,000; Mr. Garrett -- $12,000; Mr. Numann --
         $12,000; and Mr. Roub -- $12,000; for fiscal 1996: Mr. Farmer --
         $12,000; Mr. Garrett -- $12,000; Mr. Numann -- $12,000; and Mr. Roub --
         $12,000; for fiscal 1995: Mr. Farmer -- $15,964; Mr. Garrett --
         $16,879; Mr. Numann -- $12,144; and Mr. Roub -- $11,992.

     (ii) Contributions to the Corporation's Supplemental Executive Retirement Plan for fiscal 1997: Mr. Farmer -- $156,385; Mr. Garrett -- $67,982; Mr. Numann -- $74,236; and Mr. Roub -- $68,463; for fiscal 1996: Mr. Farmer -- $147,096; Mr. Garrett -- $73,128; Mr. Numann -- $75,442; and
          Mr. Roub -- $58,532; for fiscal 1995: Mr. Farmer -- $100,464; Mr.
          Garrett -- $58,644; Mr. Numann -- $65,123; and Mr. Roub -- $47,095.

    (iii) Contributions on behalf of Mr. Cantrell to the Lanier Worldwide, Inc. Savings Incentive Plan for fiscal 1997 of $4,500; for fiscal 1996 of $4,500; and for fiscal 1995 of $4,500.

    (iv) The taxable portion of premiums on life insurance provided by the Corporation for fiscal 1997: Mr. Farmer -- $13,050; Mr. Cantrell -- $4,914; Mr. Garrett -- $4,343; Mr. Numann -- $11,443; and Mr. Roub --
         $6,759; for fiscal 1996: Mr. Farmer -- $12,480; Mr. Cantrell -- $4,914;
         Mr. Garrett -- $4,765; Mr. Numann -- $11,517; and Mr. Roub -- $4,256;
         for fiscal 1995: Mr. Farmer -- $10,452; Mr. Cantrell -- $3,177; Mr. Garrett -- $4,076; Mr. Numann -- $11,074; and Mr. Roub -- $4,054.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Shown below is additional information on grants of stock options made under the Stock Incentive Plan during the fiscal year ended June 27, 1997. The amounts shown for potential realizable values are based upon assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten year term of the options, as required by the Securities and Exchange Commission and are not intended to represent or forecast possible future appreciation, if any, of the Corporation's Common Stock price.

                                         INDIVIDUAL GRANTS
                    -----------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE
                    NUMBER OF                                                        VALUE AT ASSUMED ANNUAL
                    SECURITIES      % OF TOTAL                                        RATES OF STOCK PRICE
                    UNDERLYING     OPTIONS/SARS                                      APPRECIATION FOR OPTION
                    OPTIONS/SARS    GRANTED TO      EXERCISE OR                               TERM
                     GRANTED(1)    EMPLOYEES IN      BASE PRICE      EXPIRATION     -------------------------
      NAME             (#)         FISCAL YEAR       ($/SHARE)          DATE          5%($)          10%($)
-------------------------------------------------------------------------------------------------------------
P. W. Farmer          30,000           8.53           $ 61.375         8/23/06      $1,157,952     $2,934,478
                         864           0.24           $ 86.750         8/27/98      $    4,934     $    9,942
                         561           0.15           $ 86.750         1/22/98      $    1,721     $    3,419
                       1,444           0.41           $ 86.750         8/27/98      $    8,247     $   16,616
-------------------------------------------------------------------------------------------------------------
W. E. Cantrell        10,000           2.84           $ 61.375         8/23/06      $  385,984     $  978,159
                       1,363           0.38           $ 71.375         8/24/00      $   18,804     $   40,108
                       1,631           0.46           $ 71.375         8/28/02      $   36,801     $   82,676
-------------------------------------------------------------------------------------------------------------
J. C. Garrett         10,000           2.84           $ 61.375         8/23/06      $  385,984     $  978,159
                       5,247           1.49           $ 71.375         4/23/03      $  134,529     $  307,574
                         753           0.21           $ 71.375         8/25/05      $   28,140     $   68,594
-------------------------------------------------------------------------------------------------------------
G. W. Numann             949           0.26           $ 77.250         1/22/98      $    3,614     $    7,226
                       2,594           0.73           $ 77.250         8/27/98      $   16,067     $   32,585
                       3,867           1.10           $ 81.875         7/01/00      $  159,812     $  386,791
                       4,167           1.18           $ 81.875         8/26/99      $   41,973     $   86,794
-------------------------------------------------------------------------------------------------------------
B. R. Roub            10,000           2.84           $ 61.375         8/23/06      $  385,984     $  978,159
                         190           0.05           $ 88.250         1/22/98      $      595     $    1,183
                         908           0.25           $ 88.250         1/22/98      $    2,845     $    5,652
-------------------------------------------------------------------------------------------------------------

                               ------------------

Shareholder Gain(2)                                          $2,195,529,223    $5,563,902,116
Named Executive Officers' gain as % of all shareholder gain            0.13%            0.12%

(1) All stock option grants were made under the Corporation's Stock Incentive Plan. The term of each stock option is generally ten years and is exercisable in installments of: 50% after one year; 75% after two years; and 100% after three years. The exercise price is the closing price of a share of the Corporation's Common Stock on the date of grant. The exercise price may be paid in cash and/or shares of the Corporation's Common Stock, or "cashless exercise" procedures may be used. If shares of the Corporation's Common Stock are delivered in payment of the exercise price, a Restoration Stock Option ("RSO") will be granted equal to the number of shares used to exercise the stock option. The expiration date of these options is coterminous with the expiration date of the underlying options. RSO grants are non-qualified, and are exercisable commencing six months after the date of grant at the market value on the grant date. Other than the first listed option grant for each of Messrs. Farmer, Cantrell, Garrett and Roub, the options listed represent RSO grants. In the event of a change in control, outstanding options become immediately exercisable.

(2) Shareholder gain reflects the hypothetical increase in market value of the Corporation's Common Stock for all shareholders, assuming annual stock price appreciation at 5% and 10%, respectively, over a ten year period.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

Shown below is information with respect to the options exercised and unexercised options to purchase the Corporation's Common Stock for those executive officers named in the Summary Compensation Table. These grants were made under the Stock Incentive Plan, and its predecessor, the Stock Option Plan for Key Employees. The data reported is as of June 27, 1997.

                                                                                            VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES                  IN-THE-MONEY
                                                         UNDERLYING UNEXERCISED                OPTIONS/SARS AT
                                                         OPTIONS/SARS AT FISCAL              FISCAL YEAR-END(1)
                        SHARES           VALUE                 YEAR-END(#)                           ($)
                      ACQUIRED ON      REALIZED       -----------------------------     -----------------------------
       NAME           EXERCISE(#)         ($)         EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
P. W. Farmer              7,744       $   430,027        45,000           47,869        $1,976,563       $ 1,228,002
W. E. Cantrell            7,043           291,459        36,048           19,994         1,570,006           536,652
J. C. Garrett            10,909           347,272         4,091           21,000           118,895           506,313
G. W. Numann             30,108         1,330,831             0           17,077(2)              0           243,521
B. R. Roub                1,474            33,165         8,642           15,598           220,611           393,906

                                ---------------

(1) Based on the June 27, 1997 closing price of $87.69 per share of the Corporation's Common Stock as reported by the New York Stock Exchange.

(2) The 17,077 options held by Mr. Numann include 9,043 which vested and 8,034 which expired in connection with Mr. Numann's retirement from the Corporation, effective July 1, 1997.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

Shown below is information with respect to awards of performance shares granted under the Stock Incentive Plan during the fiscal year ended June 27, 1997 to those executive officers named in the Summary Compensation Table.

                                       PERFORMANCE OR              ESTIMATED FUTURE PAYOUTS UNDER
                                        OTHER PERIOD                 NON-STOCK PRICE-BASED PLANS
                                           UNTIL          -------------------------------------------------
                         NUMBER OF     MATURATION OR        THRESHOLD          TARGET            MAXIMUM
        NAME              SHARES           PAYOUT             SHARES           SHARES            SHARES
-----------------------------------------------------------------------------------------------------------
P. W. Farmer               15,000          6/30/99              0               15,000            30,000
W. E. Cantrell              5,000          6/30/99              0                5,000            10,000
J. C. Garrett               5,000          6/30/99              0                5,000            10,000
G. W. Numann               10,000          6/30/99              0               10,000            20,000
B. R. Roub                  5,000          6/30/99              0                5,000            10,000

                                ---------------

Awards of performance shares under the Stock Incentive Plan to participants are made at the beginning of each performance period and are earned based on the performance of the division, the sector, the Corporation or some combination thereof. The plan is designed to motivate key employees to maximize shareholder value by aligning their interests with shareholder interests. The payout is determined by the Board in the case of Mr. Farmer, and by the Management Development and Compensation Committee in the case of the other executive officers and is based upon financial performance compared with Strategic Plan objectives. Performance criteria include the Corporation's cumulative earnings per share over the three year Strategic Plan cycle for Messrs. Farmer and Roub. In the case of Messrs. Garrett and Numann, 80% of the award is based upon relevant sector cumulative net income over the Strategic Plan cycle and 20% on the Corporation's cumulative earnings per share over the Strategic Plan cycle. Mr. Cantrell's award is based on Lanier Worldwide's cumulative net income over the Plan cycle. Share payouts are made following the determination of the Committee and, in the case of Mr. Farmer, the Board of Directors, and range from zero to a maximum of 200% of the original shares awarded. The terms of these awards comply with Internal Revenue Code Section 162(m) requirements. Participants receive quarterly cash payments on the performance share awards in an amount equal to dividends paid to shareholders on the Corporation's Common Stock.

In the event of a change in control, the performance objectives applicable to the award are deemed to be attained. For performance shares awarded prior to July 1, 1996, such awards are cashed out immediately prior to the change in control. For performance shares awarded after July 1, 1996, including those stated in the table above, shares are paid out at the end of the performance period, provided, however: (i) in the event of death, disability, retirement or involuntary termination other than for cause, the shares shall be paid as soon as practicable; (ii) in the event of resignation or termination for cause, the shares shall be forfeited; and (iii) in the event of certain defined changes in the Corporation's capital structure, then, at the participant's election, the award shall be paid in shares or cash, as soon as practicable.
                               ------------------

LANIER WORLDWIDE PENSION PLAN

The Lanier Worldwide, Inc. Pension Plan is a defined benefit plan. Substantially all of the United States employees of Lanier Worldwide and its participating subsidiaries are eligible to participate. The Plan is fully paid by Lanier Worldwide, and employees become vested upon the completion of five years of service. For an employee retiring at age 65, annual pension benefits are determined by adding (a) 1.22% of the average of the employee's five highest consecutive years' compensation in the last ten calendar years before retirement, multiplied by the lesser of the employee's years of service or 30, and (b) .33% of that part of the employee's five-year average compensation in excess of a certain amount, multiplied by the lesser of the employee's years of service or 30. The following table sets forth the estimated annual pension benefits payable upon retirement in specified compensation and years of service classifications. The amounts shown in the table apply to employees of Lanier Worldwide retiring after June 30, 1997, at age 65 or older.

                               PENSION PLAN TABLE

  HIGHEST
CONSECUTIVE                ESTIMATED ANNUAL ANNUITY FOR
   5-YEAR                   CREDITED YEARS OF SERVICE
  AVERAGE        ------------------------------------------------
COMPENSATION        15           20           25           30
-----------------------------------------------------------------
  $100,000          21,887       29,183       36,479       43,775
   200,000          45,137       60,183       75,229       90,275
   300,000          68,387       91,183      113,979      136,775
   400,000          91,637      122,183      152,729      183,275
   500,000         114,887      153,183      191,479      229,775
   600,000         138,137      184,183      230,228      276,275

Compensation pursuant to the plan is base salary, bonuses and sales commissions. Base salary for purposes of calculating retirement benefits under the Plan includes amounts deferred under the Lanier Worldwide, Inc. Savings Incentive Plan. For fiscal 1997, average compensation for Mr. Cantrell does not include amounts earned under the Long Term Incentive Plan. As of June 27, 1997, Mr. Cantrell's average compensation, as currently limited by the Internal Revenue Code of 1986, as amended, was $150,000, and he had 30 credited years of service in the Plan. Effective July 1, 1997, the Lanier Worldwide Pension Plan has been revised; however, such revisions will not impact Mr. Cantrell's benefits.

Lanier Worldwide's Supplemental Executive Retirement Plan furnishes certain employees retirement benefits which would have been available under the Pension Plan but for the limitations imposed by the Internal Revenue Code. Upon retirement or other termination, the then value of the excess benefits are payable in cash.

EXECUTIVE SEVERANCE AGREEMENTS

To provide continuity of management and dedication of the Corporation's corporate officers in the event of a threatened or actual change in control of the Corporation, the Board of Directors has approved severance agreements for the officers, including the executive officers named in the Summary Compensation Table. The officer is entitled to payments in the event of termination of employment for defined reasons during a two year period following a change in control. Upon termination, other than for cause, disability, resignation or retirement, the officer is entitled to payments in an amount equal to one, two or three times annual base and incentive compensation, depending on the officer's responsibilities. The compensation amounts are three years for Mr. Farmer and two years for the other named executive officers. In addition, the agreements provide for the payment of any federal excise taxes payable by the officer in the event the officer's employment is terminated. The agreements also provide for vesting of amounts in the Corporation's retirement plan for the account of the executive and continuation of employee, welfare and fringe benefits and paid vacation for a period of two years following a change in control. In connection with Mr. Numann's retirement on July 1, 1997, 9,043 of his options granted under the Corporation's Stock Incentive Plan were amended to become immediately exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation believes that during fiscal 1997 all reports for the Corporation's executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends that the shareholders ratify the appointment of Ernst & Young LLP, independent public accountants, to audit the books and accounts of the Corporation for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions of shareholders.

                               ------------------

SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

Shareholder proposals intended to be presented at the 1998 annual meeting of shareholders and to be included in the Corporation's proxy statement and form of proxy for that meeting must be received by the Corporation at its principal executive offices not later than May 19, 1998. In addition, the By-Laws of the Corporation contain requirements relating to the timing and content of the notice which shareholders must provide to the Secretary of the Corporation for any matter or any director nomination to be properly presented at a shareholders meeting. A copy of the By-Laws may be obtained upon written request to the Secretary of the Corporation.

                                              By Order of the Board of Directors

                                              Richard L. Ballantyne
                                              Secretary

                                              Melbourne, Florida
                                              September 16, 1997

    P R O X Y

                                 HARRIS CORPORATION
                              MELBOURNE, FLORIDA 32919

                 P.W. FARMER, B.R. ROUB and R.L. BALLANTYNE, or any of
            them, are hereby authorized and appointed, with full power of substitution, to represent and to vote the stock of the undersigned at the Annual Meeting of Shareholders of the Corporation to be held on October 24, 1997, or at any adjournment, upon such business as may properly come before the meeting, including the following items as set forth in the Proxy Statement.

                YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
            APPROPRIATE BOXES, SEE REVERSE SIDE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

               ------------------------------------------------------
                 Comments/Address Change: Please note here and mark box on reverse side

                 --------------------------------------------------

                 --------------------------------------------------

                 --------------------------------------------------

               ------------------------------------------------------

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                               /X/ PLEASE MARK
                                                                   EACH VOTE
                                                                   LIKE THIS

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                    FOR  WITHHELD                              FOR   AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS (terms expiring in 2000):  / /    / /         2. Ratification of the   / /    / /      / /
            RALPH D. DeNUNZIO, JOSEPH L. DIONNE,                          selection of
            ALEXANDER B. TROWBRIDGE                                       Ernst & Young LLP
                                                                          as auditors

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
NOMINEE(S):                                                           AND WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
                                                                      IS MADE, IT WILL BE VOTED FOR EACH ITEM SET FORTH
--------------------------------------------                          ABOVE.

                                                                      PROXY-PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY

                                                           ______
                                                                 |
                                                                 |

                                                                            COMMENTS/ADDRESS CHANGE

                                                                            Please mark this box if you have  / /
                                                                            written comments/address change
                                                                            on the reverse side

   Signature(s)_____________________________________________________________________________    Date___________________________

   Please sign exactly as name appears above. When signing as attorney, executor, administrator, trustee, or guardian, give your full title as such.
-------------------------------------------------------------------------------------------------------------------------------
                                                         FOLD AND DETACH HERE

                                 HARRIS CORPORATION
                              MELBOURNE, FLORIDA 32919

            TO PARTICIPANTS IN THE RETIREMENT PLAN HARRIS STOCK FUND:

            THIS INSTRUCTION CARD IS SOLICITED BY THE HARRIS RETIREMENT PLAN TRUSTEE. UNDER THE TERMS OF THE HARRIS RETIREMENT PLAN, IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 1997, A PARTICIPANT MAY PROVIDE INSTRUCTIONS TO THE PLAN TRUSTEE ON HOW TO VOTE THE SHARES ALLOCABLE TO THAT PARTICIPANT'S HARRIS STOCK FUND ACCOUNT, INCLUDING THE FOLLOWING ITEMS AS SET FORTH IN THE PROXY STATEMENT.

                YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
            APPROPRIATE BOXES, SEE REVERSE SIDE.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                               /X/ PLEASE MARK
                                                                   EACH VOTE
                                                                   LIKE THIS

                                                    FOR  WITHHELD                              FOR   AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS (terms expiring in 2000):  / /    / /         2. Ratification of the   / /    / /      / /
            RALPH D. DeNUNZIO, JOSEPH L. DIONNE,                          selection of
            ALEXANDER B. TROWBRIDGE                                       Ernst & Young LLP
                                                                          as auditors

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING                             VOTING INSTRUCTION CARD-PLEASE MARK, DATE, SIGN
NOMINEE(S):                                                                              AND MAIL PROMPTLY

--------------------------------------------



                                                           ______
                                                                 |
                                                                 |







   Signature(s)_____________________________________________________________________________    Date___________________________

   Please sign exactly as name appears above. When signing as attorney, executor, administrator, trustee, or guardian, give your full title as such.
-------------------------------------------------------------------------------------------------------------------------------
                                                         FOLD AND DETACH HERE

                                 HARRIS CORPORATION
                              MELBOURNE, FLORIDA 32919

            TO PARTICIPANTS IN THE LANIER WORLDWIDE, INC. SAVINGS
            INCENTIVE PLAN:

            THIS INSTRUCTION CARD IS SOLICITED BY THE LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN TRUSTEE. UNDER THE TERMS OF THE LANIER WORLDWIDE SAVINGS INCENTIVE PLAN, IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 1997, A PARTICIPANT MAY PROVIDE INSTRUCTIONS TO THE PLAN TRUSTEE ON HOW TO VOTE THE SHARES ALLOCABLE TO THAT PARTICIPANT'S HARRIS STOCK FUND ACCOUNT, INCLUDING THE FOLLOWING ITEMS AS SET FORTH IN THE PROXY STATEMENT.

                YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
            APPROPRIATE BOXES, SEE REVERSE SIDE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                               /X/ PLEASE MARK
                                                                   EACH VOTE
                                                                   LIKE THIS

                                                    FOR  WITHHELD                              FOR   AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS (terms expiring in 2000):  / /    / /         2. Ratification of the   / /    / /      / /
            RALPH D. DeNUNZIO, JOSEPH L. DIONNE,                          selection of
            ALEXANDER B. TROWBRIDGE                                       Ernst & Young LLP
                                                                          as auditors

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING                             VOTING INSTRUCTION CARD-PLEASE MARK, DATE, SIGN
NOMINEE(S):                                                                              AND MAIL PROMPTLY

--------------------------------------------



                                                           ______
                                                                 |
                                                                 |







   Signature(s)_____________________________________________________________________________    Date___________________________

   Please complete this side, sign exactly as name appears above, date and return this confidential voting card promptly in the enclosed postage-paid envelope.
-------------------------------------------------------------------------------------------------------------------------------
                                                         FOLD AND DETACH HERE

[HARRIS LETTERHEAD]


RICHARD L. BALLANTYNE
VICE PRESIDENT; GENERAL COUNSEL
AND CORPORATE SECRETARY





                                 October 7, 1997



                                   A Reminder


Dear Shareholder:

On review of our records, we find that the proxy card relating to our company's annual meeting of shareholders sent you in September 1997, has not been returned.

We would like to have your shares represented at the meeting, and we therefore hope that you will sign and return the card at your earliest convenience.

On chance that the proxy card has been mislaid, we are enclosing a duplicate copy together with a return envelope for your use.

If you have already sent your card, please disregard this letter.

Thank you for your cooperation.

                                            Yours truly,

                                            /s/ R.L. Ballantyne

                                            R. L. Ballantyne


Enclosures